PRIME CASH FUND							       ANNUAL REPORT
380 Madison Avenue							December 31, 2002
Suite 2300
New York, New York    10017
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Independent Auditors' Report
The Board of Trustees and Shareholders of

Prime Cash Fund:
We have audited the accompanying statement of net assets of Prime Cash Fund as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prime Cash Fund as of December 31, 2002, the results of its operations for the year then ended, the changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/  KPMG LLP
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New York, New York
February 7, 2003


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STATEMENT OF NET ASSETS
December 31, 2002

Cash and Net Assets - 100.0%			             $1,001
Applicable to 1,001 shares outstanding (unlimited
	number of $.01 par value shares authorized)
Net Asset Value Per Share			             $1.00

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STATEMENT OF OPERATIONS
For the Year Ended December 31, 2002

	The Fund had no operations during the year.

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STATEMENTS OF CHANGES IN NET ASSETS
<TABLE
         >
                                                         Year Ended December 31,
                                                     2002                      2001
                     The Fund had no operations during 2002 and 2001.

NET ASSETS:
Beginning of year                             $     1,001                  $  1,001

End of year                                   $    1,001                   $  1,001



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	PRIME CASH FUND
	FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year



                                   Year Ended December 31,

                             2002 *    2001 *    2000 *    999 *    1998*

Net Asset Value,
  Beginning of Year.      $1.0000   $1.0000   $1.0000   $1.0000   $1.0000

Income from Investment Operations:
 Net investment income       ---       ---       ---      ----     ----

Less Distributions:
 Dividends from net
investment income.           ---       ---       ---      ---      ----

Net Asset Value,
 End of Year              $1.0000    $1.0000   $1.0000   $1.0000  $1.0000

Total Return                 ---        ---       ---      ---      ---

Ratios/Supplemental Data
Net Assets, End of Year
in thousands)             $ 1          $ 1        $ 1       $ 1       $ 1

Ratio of Expenses to
Average Net Assets         ---          ---       ---       ---       ---

Ratio of Net Investment
 Income to Average
 Net Assets                ---           ---       ---       ---      ---

	*   The Fund had no operations during the year.

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NOTES TO FINANCIAL STATEMENTS

Note A - Prime Cash Fund (the "Fund") was organized on September 10, 1982 as a Massachusetts business trust and is authorized to issue an unlimited number of shares. The Fund commenced operations on April 12, 1983 as a diversified, open-end investment company. The Fund ceased operations on February 1, 1996 inasmuch as all shares outstanding, except for 1,001 shares owned by Aquila Management Corporation, had been redeemed by shareholders. Although the Fund is not conducting a public offering of it shares, it will continue its existence as a Massachusetts business trust and maintain its registration as an investment company.

Note B - Since inception, the Fund has qualified as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund made distributions of income and securities gains sufficient to relieve it from all, or substantially all, Federal income and excise taxes.